                                                                   EXHIBIT 10.45

                                AMENDMENT TO THE
                      FIRST AMENDED AND RESTATED AGREEMENT
                             OF LIMITED PARTNERSHIP
                       OF MPT OPERATING PARTNERSHIP, L.P.


         This amendment to the First Amended and Restated Agreement of Limited Partnership of MPT Operating Partnership, L.P. (the "Partnership Agreement") is made and entered into as of the 7th day of April, 2004 by and among MPT Operating Partnership, L.P. (the "Partnership"), Medical Properties Trust, LLC, a Delaware limited liability company and currently the sole general partner of the Partnership, and Medical Properties Trust, Inc., a Maryland corporation, currently the sole limited partner of the Partnership.

         1. Exhibit A to the Partnership Agreement is hereby amended in its entirety to read as follows:



                                                        Agreed
                                                       Value of      Number of
                                        Cash           Capital      Partnership       Percentage
Partner                              Contribution    Contribution      Units            Interest
----------------------------------   -------------   -------------  -------------     ------------
GENERAL PARTNER:
Medical Properties Trust, LLC, a
Delaware limited liability company   $   2,335,127   $   2,335,127      260,828.62               1%
LIMITED PARTNER:
Medical Properties Trust, Inc.       $ 231,177,554   $ 231,177,554   25,822,033.38              99%

TOTALS:                              $ 233,512,681   $ 233,512,681      26,082,862             100%


         2. Except as expressly modified by this Amendment, all other terms and conditions of the Partnership Agreement shall not be modified or amended and shall remain in full force and effect.





                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have hereunder affixed their signatures to this Amendment to the Amended and Restated Agreement of Limited Partnership, all as of the date first above written.

                                        PARTNERSHIP:

                                        MPT OPERATING PARTNERSHIP, L.P.
                                        BY: MEDICAL PROPERTIES TRUST, LLC
                                        ITS: GENERAL PARTNER
                                        BY: MEDICAL PROPERTIES TRUST, INC.
                                        ITS: SOLE MEMBER

                                        By: /s/ R. Steven Hamner
                                           ------------------------------------
                                        Name: R. Steven Hamner
                                        Title: Executive Vice President and
                                        Chief Financial Officer


                                        GENERAL PARTNER:

                                        MEDICAL PROPERTIES TRUST, LLC
                                        BY: MEDICAL PROPERTIES TRUST, INC.
                                        ITS: SOLE MEMBER

                                        By:  /s/ R. Steven Hamner
                                           ------------------------------------
                                        Name: R. Steven Hamner
                                        Title: Executive Vice President and
                                        Chief Financial Officer

                                        LIMITED PARTNER:

                                        MEDICAL PROPERTIES TRUST, INC.


                                        By: /s/ R. Steven Hamner
                                           ------------------------------------
                                        Name: R. Steven Hamner
                                        Title: Executive Vice President and
                                        Chief Financial Officer

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